MUNIYIELD
                                                                QUALITY
                                                                FUND II, INC.

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Annual Report
                                                                October 31, 1998

                         MuniYield Quality Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1998, the Common Stock of MuniYield Quality Fund II, Inc. earned $1.089 per share income dividends, which included earned and unpaid dividends of $0.082. This represents a net annualized yield of 7.02%, based on a month-end net asset value of $15.52 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.80%, based on a change in per share net asset value from $15.46 to $15.52, and assuming reinvestment of $1.081 per share income dividends and $0.130 per share capital gains distributions.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Stock was +6.23%, based on a change in per share net asset value from $15.04 to $15.52, and assuming reinvestment of $0.437 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.63%; Series B, 3.65%; and Series C, 3.75%.

The Municipal Market Environment

During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury security yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.

The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate

MuniYield Quality Fund II, Inc.                                 October 31, 1998

the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.

Portfolio Strategy

During the six-month period ended October 31, 1998, we maintained the Fund's constructive strategy. Equity markets throughout the world entered a very volatile period, triggered by the currency crisis in Asia and followed by turmoil in Russia and Latin America. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 3.20% and 4.05%. Leverage continues to benefit the Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

MuniYield Quality Fund II, Inc.                                 October 31, 1998

In Conclusion

We thank you for your support of MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager

December 3, 1998

PROXY RESULTS

During the six-month period ended October 31, 1998, MuniYield Quality Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:        Herbert I. London                    20,810,820           513,496
                                                  Robert R. Martin                     20,808,924           515,392
                                                  Andre F. Perold                      20,808,055           516,261
                                                  Arthur Zeikel                        20,814,573           509,743

-----------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted     Shares Voted     Shares Voted
                                                                              For            Against          Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                      20,616,777         160,390         547,149
-----------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1998, MuniYield Quality Fund II, Inc. Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted       Shares Withheld
                                                                                          For             From Voting
-----------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha, Herbert I. London,
   Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:
                                                  Series A                               1,906                2
                                                  Series B                               2,000                0
                                                  Series C                               1,937                0

-----------------------------------------------------------------------------------------------------------------------
                                                                               Shares Voted  Shares Voted  Shares Voted
                                                                                    For         Against       Abstain
-----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                  Series A                         1,908           0             0
                                                  Series B                         2,000           0             0
                                                  Series C                         1,937           0             0
-----------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1998

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the benefi ciaries of the incremental yield. However, if short-term interest rates rise, narrowing the differ ential between short-term and long-term interest rates, the incre mental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be char acterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HDA   Housing Development Authority
HFA   Housing Finance Agency
IDA   Industrial Development Authority
IDB   Industrial Development Board
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
S/F   Single-Family
UT    Unlimited Tax

MuniYield Quality Fund II, Inc.                                 October 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                         Value
State                 Ratings  Ratings   Amount                            Issue                                     (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Alabama--1.6%         NR*      Aaa      $ 7,280   Alabama HFA, S/F Mortgage Revenue Bonds (Home Mortgage
                                                  Bond Program), Series B-1, 6.65% due 10/01/2025                    $  7,853
-----------------------------------------------------------------------------------------------------------------------------
Alaska--0.6%          A-       A2         2,580   Alaska Industrial Development and Export Authority
                                                  Revolving Fund, AMT, Series A, 6.375% due 4/01/2008                   2,803
-----------------------------------------------------------------------------------------------------------------------------
California--11.4%     AAA      Aaa       10,000   Anaheim, California, Public Financing Authority, Lease
                                                  Revenue Bonds (Public Improvements Project), Sub-Series C,
                                                  5%** due 9/01/2036 (f)                                                1,450
                      AAA      Aaa       10,000   California Educational Facilities Authority, Revenue Refunding
                                                  Bonds (California Institute of Technology), 4.25% due 10/01/2028      8,927
                      AAA      Aaa        8,000   Central Coast, California, Water Authority, Revenue Refunding
                                                  Bonds (State Water Project Regional Facilities), Series A, 5%
                                                  due 10/01/2022 (b)                                                    8,000
                      AAA      Aaa       12,000   San Diego, California, Convention Center Expansion Financing
                                                  Authority Lease Revenue Bonds, Series A, 4.75%
                                                  due 4/01/2028 (b)                                                    11,558
                      AAA      Aaa       15,250   San Diego, California, Public Facilities Financing Authority,
                                                  Sewer Revenue Bonds, 5% due 5/15/2025 (e)                            15,227
                      AAA      Aaa       12,000   San Francisco, California, City and County Airport Commission,
                                                  International Airport Revenue Refunding Bonds, Secured
                                                  Series--Issue 20, 4.50% due 5/01/2026 (c)                            11,159
-----------------------------------------------------------------------------------------------------------------------------
Colorado--9.3%        NR*      Aaa        1,350   Colorado Health Facilities Authority, Hospital Revenue Bonds
                                                  (P/SL Healthcare System Project), Series A, 6.875%
                                                  due 2/15/2003 (a)                                                     1,536
                                                  Denver, Colorado, City and County Airport Revenue Bonds (c):
                      AAA      Aaa       25,965     Refunding, Series D, 5.50% due 11/15/2025                          27,414
                      AAA      Aaa        7,280     Series A, 5.60% due 11/15/2020                                      7,703
                      AAA      Aaa        8,505     Series A, 5.50% due 11/15/2025                                      8,980
-----------------------------------------------------------------------------------------------------------------------------
Connecticut--0.6%                                 Connecticut State Learning, Regional Educational Service
                                                  Center Revenue Bonds (Office/Education Center Facilities):
                      NR*      NR*        1,505     7.50% due 2/01/2005                                                 1,640
                      NR*      NR*        1,100     7.75% due 2/01/2015                                                 1,256
-----------------------------------------------------------------------------------------------------------------------------
Florida--4.4%         AAA      Aaa        7,500   Florida State Board of Education, Capital Outlay, Public
                                                  Education, Series B, 4.50% due 6/01/2028 (c)                          6,935
                                                  Miami--Dade County, Florida, Special Obligation Refunding
                                                  Bonds, Series A (c)**:
                      AAA      Aaa        8,500     5.248% due 10/01/2019                                               2,865
                      AAA      Aaa        5,000     5.286% due 10/01/2021                                               1,504
                      NR*      B1         2,285   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A, 7%
                                                  due 9/01/2024                                                         2,267
                      AAA      Aaa        8,000   Tampa, Florida, Sports Authority Revenue Bonds (Local Option
                                                  Sales Tax--Stadium Project), 5.25% due 1/01/2027 (c)                  8,189
-----------------------------------------------------------------------------------------------------------------------------
Idaho--0.2%           NR*      Aa           870   Idaho Student Loan Fund, Student Loan Revenue Bonds
                                                  (Marketing Association Inc.), AMT, Sub-Series 1, 6.80%
                                                  due 10/01/2006                                                          925
-----------------------------------------------------------------------------------------------------------------------------
Illinois--3.7%        NR*      Aaa        4,385   Chicago, Illinois, M/F Housing Revenue Bonds (Bryne
                                                  Mawr/Belle Project), AMT, 6.125% due 6/01/2039 (d)                    4,718
                      AAA      Aaa        7,000   Illinois Development Finance Authority, PCR, Refunding
                                                  (Illinois Power Company Project), Series B, 5.40%
                                                  due 3/01/2028 (c)                                                     7,137
                      NR*      Aaa        6,000   Illinois Student Assistance Commission, Student Loan
                                                  Revenue Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015             6,323
-----------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                         Value
State                 Ratings  Ratings   Amount                            Issue                                     (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Indiana--1.3%         AAA      NR*      $ 2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                            $  3,043
                      AA       NR*        3,100   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                                  Refunding, Series D, 6.75% due 2/01/2020                              3,431
-----------------------------------------------------------------------------------------------------------------------------
Kentucky--0.7%        NR*      NR*        3,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                                  (TJ International Project), AMT, 7% due 6/01/2024                     3,315
-----------------------------------------------------------------------------------------------------------------------------
Louisiana--1.5%       NR*      A3         5,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                  Facilities Revenue Refunding Bonds (Trunkline LNG Company
                                                  Project), 7.75% due 8/15/2022                                         5,755
                      AAA      Aaa        1,500   New Orleans, Louisiana, Public Improvement Bonds, UT, 5.90%
                                                  due 11/01/2025 (e)                                                    1,638
-----------------------------------------------------------------------------------------------------------------------------
Massachusetts--4.4%   BBB+     Baa2       2,000   Massachusetts Municipal Wholesale Electric Company,
                                                  Power Supply System Revenue Refunding Bonds, Series A,
                                                  6.75% due 7/01/2011                                                   2,165
                      A+       Aa         5,500   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                  Series 40, 6.60% due 12/01/2024                                       5,932
                                                  Massachusetts State Health and Educational Facilities
                                                  Authority, Revenue Refunding Bonds:
                      AA+      Aa2        2,500     (Daughters of Charity), Series D, 6.10% due 7/01/2014               2,719
                      A-       NR*        3,500     (Melrose-Wakefield Hospital), Series B, 6.375%
                                                    due 7/01/2004 (a)                                                   3,865
                      NR*      Caa2       2,640     (New England Memorial Hospital), Series B, 6%
                                                    due 7/01/2008                                                       2,508
                      NR*      Caa2       4,590     (New England Memorial Hospital), Series B, 6.125%
                                                    due 7/01/2013                                                       4,361
-----------------------------------------------------------------------------------------------------------------------------
Mississippi--1.5%     A        A2         6,000   Lowndes County, Mississippi, Solid Waste Disposal, PCR,
                                                  Refunding (Weyerhaeuser Company Project), Series A, 6.80%
                                                  due 4/01/2022                                                         7,366
-----------------------------------------------------------------------------------------------------------------------------
New Jersey--1.2%      AAA      Aaa        5,000   Cape May County, New Jersey, Industrial Pollution Control
                                                  Financing Authority, Revenue Refunding Bonds (Atlantic City
                                                  Electric Company Project), Series B, 7% due 11/01/2029 (c)            5,756
-----------------------------------------------------------------------------------------------------------------------------
New Mexico--1.1%      A        A2         5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                  Corporation Project), 6.50% due 4/01/2013                             5,523
-----------------------------------------------------------------------------------------------------------------------------
New York--18.5%                                   Long Island Power Authority, New York, Electric System
                                                  Revenue Bonds, Series A:
                      A-       Baa1      12,400     5.50% due 12/01/2029                                               12,806
                      AAA      Aaa       17,225     5.50% due 12/01/2029 (c)                                           18,042
                      BBB+     Baa1       5,950   Metropolitan Transportation Authority, New York, Commuter
                                                  Facilities Revenue Bonds, Series A, 5.25% due 7/01/2028               5,960
                                                  New York City, New York, GO:
                      A-       A3         6,000     Refunding, Series G, 5.25% due 8/01/2016                            6,112
                      A-       A3         8,500     Refunding, UT, Series J, 6% due 8/01/2017                           9,271
                      A-       A3         5,015     Series H, 7% due 2/01/2002 (a)                                      5,582
                      A-       A3           135     Series H, 7% due 2/01/2021                                            149
                                                  New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                  (New York Blood Center Inc. Project) (a):
                      NR*      NR*        2,000     7.20% due 5/01/2004                                                 2,307
                      NR*      NR*        3,250     7.25% due 5/01/2004                                                 3,757
                      AAA      Aaa        5,000   New York City, New York, Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, Series B, 5.125%
                                                  due 6/15/2030 (e)                                                     5,009

MuniYield Quality Fund II, Inc.                                 October 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                         Value
State                 Ratings  Ratings   Amount                            Issue                                     (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
New York                                          New York State Dormitory Authority Revenue Bonds:
(concluded)           AAA      Aaa      $ 5,690     (City University System), Consolidated Third Series 1,
                                                    5% due 7/01/2026 (e)                                             $  5,622
                      NR*      Aaa        2,445     (Ithaca College), 5% due 7/01/2026 (b)                              2,416
                      AAA      Aaa        5,075   New York State Urban Development Corporation Revenue
                                                  Bonds (Correctional Facilities Services Contract), Series A,
                                                  5% due 1/01/2028 (f)                                                  5,006
                      AAA      Aaa       10,000   Port Authority of New York and New Jersey, Consolidated
                                                  Revenue Refunding Bonds, 116th Series, 4.25% due 10/01/2026 (e)       8,905
-----------------------------------------------------------------------------------------------------------------------------
North Carolina--3.3%  A        A2        14,750   Martin County, North Carolina, Industrial Facilities and
                                                  Pollution Control Financing Authority, Solid Waste Disposal
                                                  Revenue Bonds (Weyerhaeuser Company), AMT, 6.80%
                                                  due 5/01/2024                                                        16,310
-----------------------------------------------------------------------------------------------------------------------------
Ohio--6.2%            BBB      NR*        6,000   Dayton, Ohio, Special Facilities Revenue Refunding Bonds
                                                  (Emery Air Freight), Series A, 5.625% due 2/01/2018                   6,082
                      AA       Aa3        2,000   Franklin County, Ohio, Hospital Revenue Refunding Bonds
                                                  (Holy Cross Health System Corp.), 5.875% due 6/01/2021                2,167
                      AA-      Aa3        6,500   Ohio State Air Quality Development Authority, Revenue
                                                  Refunding Bonds (Dayton Power and Light Project), Series B,
                                                  6.40% due 8/15/2027                                                   7,028
                      BBB      Baa3      10,000   Ohio State Solid Waste Disposal Revenue Bonds (USG
                                                  Corporation Project), AMT, 5.60% due 8/01/2032                       10,017
                      AAA      Aaa        5,260   Ohio State Water Development Authority Revenue Bonds
                                                  (Water Development Community Assistance), 5.375%
                                                  due 12/01/2024 (b)                                                    5,472
-----------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.1%        BBB-     Baa2       5,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                  Bonds (American Airlines Project), 6.25% due 6/01/2020                5,331
-----------------------------------------------------------------------------------------------------------------------------
Oregon--2.5%          NR*      Baa2      10,000   Oregon State, Economic Development Revenue Refunding
                                                  Bonds (Georgia Pacific Corporation Project), Series 183, 5.70%
                                                  due 12/01/2025                                                       10,214
                      BBB+     A3         2,000   Port Umpqua, Oregon, PCR, Refunding (International Paper
                                                  Company Projects), Series B, 5.20% due 6/01/2011                      2,093
-----------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.7%    A-       Baa1       3,000   Rhode Island Depositors, Economic Protection Corporation,
                                                  Special Obligation Refunding Bonds, Series A, 5.75% due
                                                  8/01/2021 (g)                                                         3,324
-----------------------------------------------------------------------------------------------------------------------------
South Carolina--4.3%  A        A2         5,765   Berkeley County, South Carolina, Pollution Control Facilities
                                                  Revenue Bonds (South Carolina Electric and Gas Company),
                                                  6.50% due 10/01/2014                                                  6,344
                      A+       A1         2,950   Fairfield County, South Carolina, PCR (South Carolina Electric
                                                  and Gas Company), 6.50% due 9/01/2014                                 3,259
                      AA-      Aa3        1,000   Florence County, South Carolina, Pollution Control Facilities
                                                  Revenue Bonds (E.I. du Pont de Nemours), Series A, 6.35%
                                                  due 7/01/2022                                                         1,106
                      A-       A1         7,000   Richland County, South Carolina, PCR, Refunding (Union Camp
                                                  Corporation), Series C, 6.55% due 11/01/2020                          7,692
                      NR*      NR*        2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                                  Facilities Revenue Bonds (BMW Project), AMT, 7.55%
                                                  due 11/01/2024                                                        2,877
-----------------------------------------------------------------------------------------------------------------------------
South Dakota--2.0%    AAA      Aa1        9,320   South Dakota, HDA, Home Ownership Mortgage,
                                                  Series B, 7.10% due 5/01/2017                                         9,798
-----------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                         Value
State                 Ratings  Ratings   Amount                            Issue                                     (Note 1a)
-----------------------------------------------------------------------------------------------------------------------------
Tennessee--2.5%       BBB      Baa1     $ 5,000   McMinn County, Tennessee, IDB, Solid Waste Recycling Facilities
                                                  Revenue Bonds (Calhoun Newsprint --Bowater), AMT, 7.40% due
                                                  12/01/2022                                                         $  5,547
                      AA       Aa2        6,500   Tennessee Housing Development Agency (Homeowner
                                                  Program), AMT, Series 3, 6% due 1/01/2028                             6,883
-----------------------------------------------------------------------------------------------------------------------------
Texas--3.0%           BBB      Baa1       4,200   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds
                                                  (Champion International Corporation), AMT, 7.375%
                                                  due 10/01/2025                                                        4,618
                      BB-      Ba1        4,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                                  Semiconductor), AMT, 6.375% due 4/01/2027                             4,156
                      A-       NR*        1,600   Midland County, Texas, Hospital District Revenue Bonds
                                                  (Midland Memorial Hospital), 7.50% due 6/01/2002 (a)                  1,810
                                                  Tarrant County, Texas, Health Facilities Development
                                                  Corporation, Hospital Revenue Refunding and Improvement
                                                  Bonds (Fort Worth Osteopathic):
                      BBB      Baa        1,950     7% due 5/15/2003 (a)                                                2,230
                      BBB      Baa        1,935     7% due 5/15/2028                                                    2,116
-----------------------------------------------------------------------------------------------------------------------------
Utah--1.0%            AAA      Aaa        4,715   Utah State, HFA, S/F Mortgage, AMT, Series C-2, Class I, 6.05%
                                                  due 7/01/2022                                                         4,979
-----------------------------------------------------------------------------------------------------------------------------
Virginia--5.6%        NR*      Aa1        3,800   Arlington County, Virginia, IDA, Headquarters Facilities
                                                  Revenue Bonds (The Nature Conservancy), Series A, 5.45%
                                                  due 7/01/2027                                                         3,965
                                                  Pocahontas Parkway Association, Virginia, Route 895 Toll Road
                                                  Connector Revenue Bonds, Senior Series B**:
                      BBB-     Baa3      26,500     5.875% due 8/15/2024                                                5,996
                      BBB-     Baa3      48,400     5.95% due 8/15/2034                                                 6,032
                                                  Virginia State, HDA, Commonwealth Mortgage:
                      AA+      Aa1        5,750     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                 6,185
                      AA+      Aa1        5,025     Series J, Sub-Series J-2, 6.65% due 7/01/2014                       5,407
-----------------------------------------------------------------------------------------------------------------------------
Washington--2.3%      AAA      Aa1       10,000   Washington State Public Power Supply System, Revenue
                                                  Refunding Bonds (Nuclear Project No. 1), Series A, 6.50%
                                                  due 7/01/2002 (a)                                                    11,130
-----------------------------------------------------------------------------------------------------------------------------
West Virginia--2.1%   A        A2         9,945   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company Project), AMT, 5.80%
                                                  due 6/01/2027                                                        10,508
-----------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.1%       NR*      A2         5,300   Wisconsin State Health and Educational Facilities Authority
                                                  Revenue Bonds (Mercy Hospital of Janesville Incorporated),
                                                  6.50% due 8/15/2011                                                   5,703
-----------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.3%     AAA      Aaa        5,250   Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (b)                6,567
-----------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$475,128)--101.0%                                                                            497,636
Liabilities in Excess of Other Assets--(1.0%)                                                                          (5,140)
                                                                                                                     --------
Net Assets--100.0%                                                                                                   $492,496
                                                                                                                     ========
-----------------------------------------------------------------------------------------------------------------------------

(a)   Prerefunded.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   GNMA Collateralized.
(e)   FGIC Insured.
(f)   FSA Insured.
(g)   Escrowed to maturity.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1998

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998

---------------------------------------------------------------------------------------------------------------------------
Assets:              Investments, at value (identified cost--$475,128,209) (Note 1a) ........                  $497,636,098
                     Cash ...................................................................                     2,803,975
                     Receivables:
                       Interest .............................................................   $  8,765,972
                       Securities sold ......................................................      2,682,275     11,448,247
                                                                                                ------------
                     Prepaid expenses and other assets ......................................                        15,629
                                                                                                               ------------
                     Total assets ...........................................................                   511,903,949
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased .................................................     18,620,816
                       Dividends and distributions to shareholders (Note 1e) ................        428,733
                       Investment adviser (Note 2) ..........................................        216,945     19,266,494
                                                                                                ------------
                     Accrued expenses and other liabilities .................................                       141,084
                                                                                                               ------------
                     Total liabilities ......................................................                    19,407,578
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .............................................................                  $492,496,371
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference) ..                  $150,000,000
                       Common Stock, par value $.10 per share (22,070,885 shares issued
                       and outstanding) .....................................................   $  2,207,089
                     Paid-in capital in excess of par .......................................    307,412,597
                     Undistributed investment income--net ...................................      4,672,582
                     Undistributed realized capital gains on investments--net ...............      5,696,214
                     Unrealized appreciation on investments--net ............................     22,507,889
                                                                                                ------------
                     Total--Equivalent to $15.52 net asset value per share of Common Stock
                     (market price--$15.1875) ...............................................                   342,496,371
                                                                                                               ------------
                     Total capital ..........................................................                  $492,496,371
                                                                                                               ============
---------------------------------------------------------------------------------------------------------------------------

                     * Auction Market Preferred Stock.

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1998

Statement of Operations

                                                                                                            For the Year Ended
                                                                                                              October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ...............                    $  27,586,856
(Note 1d):
------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ......................................   $   2,445,659
                     Commission fees (Note 4) ...............................................         379,500
                     Transfer agent fees ....................................................          80,395
                     Professional fees ......................................................          79,951
                     Accounting services (Note 2) ...........................................          76,606
                     Listing fees ...........................................................          32,731
                     Custodian fees .........................................................          28,720
                     Printing and shareholder reports .......................................          27,882
                     Directors' fees and expenses ...........................................          22,933
                     Pricing fees ...........................................................          16,656
                     Other ..................................................................          29,611
                                                                                                -------------
                     Total expenses .........................................................                        3,220,644
                                                                                                                 -------------
                     Investment income--net .................................................                       24,366,212
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ......................................                       12,877,595
Unrealized Gain      Change in unrealized appreciation on investments--net ..................                       (2,932,168)
(Loss) on                                                                                                        -------------
Investments--Net     Net Increase in Net Assets Resulting from Operations ...................                    $  34,311,639
(Notes 1b, 1d & 3):                                                                                              =============
------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                For the Year Ended October 31,
                                                                                                ------------------------------
Increase (Decrease) in Net Assets:                                                                   1998             1997
------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .................................................   $  24,366,212    $  25,222,292
                     Realized gain on investments--net ......................................      12,877,595        8,957,629
                     Change in unrealized appreciation on investments--net ..................      (2,932,168)       5,420,851
                                                                                                -------------    -------------
                     Net increase in net assets resulting from operations ...................      34,311,639       39,600,772
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock .........................................................     (19,296,155)     (20,009,111)
Shareholders           Preferred Stock ......................................................      (3,794,200)      (5,217,080)
(Note 1e):           Realized gain on investments--net:
                       Common Stock .........................................................      (7,414,382)        (764,403)
                       Preferred Stock ......................................................      (2,540,240)        (261,760)
                                                                                                -------------    -------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders ........................................................     (33,044,977)     (26,252,354)
                                                                                                -------------    -------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets ...........................................       1,266,662       13,348,418
                     Beginning of year ......................................................     491,229,709      477,881,291
                                                                                                -------------    -------------
                     End of year* ...........................................................   $ 492,496,371    $ 491,229,709
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------
                    *Undistributed investment income--net (Note 1f) .........................   $   4,672,582    $   3,396,022
                                                                                                =============    =============
------------------------------------------------------------------------------------------------------------------------------

                    See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year Ended October 31,
                                                                          --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     1998        1997        1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ................. $  15.46    $  14.86    $  14.64    $  13.20    $  16.27
Operating                                                                 --------    --------    --------    --------    --------
Performance:         Investment income--net .............................     1.10        1.15        1.16        1.16        1.18
                     Realized and unrealized gain (loss) on
                     investments--net ...................................      .46         .64         .23        1.53       (2.68)
                                                                          --------    --------    --------    --------    --------
                     Total from investment operations ...................     1.56        1.79        1.39        2.69       (1.50)
                                                                          --------    --------    --------    --------    --------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net ...........................     (.87)       (.91)       (.92)       (.89)       (.96)
                       Realized gain on investments--net ................     (.34)       (.03)         --        (.10)       (.37)
                       In excess of realized gain on investments--net ...       --          --          --         --+          --
                                                                          --------    --------    --------    --------    --------
                     Total dividends and distributions to
                       Common Stock shareholders ........................    (1.21)       (.94)       (.92)       (.99)      (1.33)
                                                                          --------    --------    --------    --------    --------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .........................     (.17)       (.24)       (.25)       (.25)       (.16)
                         Realized gain on investments--net ..............     (.12)       (.01)         --        (.01)       (.08)
                         In excess of realized gain on investments--net..       --          --          --         --+          --
                                                                          --------    --------    --------    --------    --------
                     Total effect of Preferred Stock activity ...........     (.29)       (.25)       (.25)       (.26)       (.24)
                                                                          --------    --------    --------    --------    --------
                     Net asset value, end of year ....................... $  15.52    $  15.46    $  14.86    $  14.64    $  13.20
                                                                          ========    ========    ========    ========    ========
                     Market price per share, end of year ................ $15.1875    $ 14.375    $  13.50    $ 12.625    $ 11.125
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ....................    14.51%      13.86%      14.50%      23.09%     (20.99%)
Return:*                                                                  ========    ========    ========    ========    ========
                     Based on net asset value per share .................     8.80%      11.24%       8.68%      20.30%     (10.68%)
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...........................................      .66%        .66%        .67%        .68%        .69%
Net Assets:**                                                             ========    ========    ========    ========    ========
                     Investment income--net .............................     4.98%       5.22%       5.36%       5.63%       5.46%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ..................................... $342,496    $341,230    $327,881    $323,033    $291,338
                                                                          ========    ========    ========    ========    ========
                     Preferred Stock outstanding, end of year
                     (in thousands) ..................................... $150,000    $150,000    $150,000    $150,000    $150,000
                                                                          ========    ========    ========    ========    ========
                     Portfolio turnover .................................   154.08%     201.87%      95.49%      79.27%      47.42%
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 .......................... $  3,283    $  3,275    $  3,186    $  3,154    $  2,942
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net ................... $    629    $    869    $    897    $    885    $    564
On Preferred Stock                                                        ========    ========    ========    ========    ========
Outstanding:++       Series B--Investment income--net ................... $    634    $    868    $    899    $    942    $    564
                                                                          ========    ========    ========    ========    ========
                     Series C--Investment income--net ................... $    634    $    872    $    910    $    934    $    600
                                                                          ========    ========    ========    ========    ========
----------------------------------------------------------------------------------------------------------------------------------

                     * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                     ** Do not reflect the effect of dividends to Preferred
                        Stock shareholders.
                     +  Amount is less than $.01 per share.
                     ++ Dividends per share have been adjusted to reflect a
                        two-for-one stock split that occurred on December 1, 1994.

                        See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Generally accepted accounting principles require that certain components of net

MuniYield Quality Fund II, Inc.                                 October 31, 1998

assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $703 have been reclassified between undistributed net realized capital gains and undistributed net investment income and $39 has been reclassified between paid-in capital in excess of par and undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $749,989,377 and $752,316,514, respectively.

Net realized gains (losses) for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized       Unrealized
                                                   Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments ...........................   $ 12,886,666    $ 22,507,889
Financial futures contracts .....................         (9,071)             --
                                                    ------------    ------------
Total ...........................................   $ 12,877,595    $ 22,507,889
                                                    ============    ============
--------------------------------------------------------------------------------

As of October 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $22,507,889, of which $23,788,975 related to appreciated securities and $1,281,086 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $475,128,209.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

Preferred Stock

Auction Market Preferred Shares ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1998 were as follows: Series A, 3.50%; Series B, 3.55%; and Series C, 3.25%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $131,652 as commissions.

5. Subsequent Event:

On November 5, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.081584 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.

MuniYield Quality Fund II, Inc.                                 October 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 4, 1998

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa...............................................................   45.2%
AA/Aa.................................................................   12.9
A/A...................................................................   23.6
BBB/Baa...............................................................   13.5
BB/Ba.................................................................    1.3
CCC/Caa...............................................................    1.4
NR (Not Rated)........................................................    3.1
--------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

----------------------------------------------------------------------------------
                                             Payable      Ordinary     Long-Term
                                               Date        Income    Capital Gains
----------------------------------------------------------------------------------
Common Stock Shareholders                    12/30/97   $    .206327   $  .129608*
----------------------------------------------------------------------------------
Preferred Stock Shareholders:   Series A     11/10/97     $67.14       $39.18*
                                             12/08/97     $69.22       $41.86*
                                              1/05/98     $61.47       $43.23**
                                             10/13/98     $62.04       $52.37**
                                --------------------------------------------------
                                Series B     11/10/97     $67.14       $39.18*
                                             12/08/97     $69.83       $42.26*
                                              1/05/98     $60.54       $42.63**
                                             10/13/98     $61.52       $51.92**
                                --------------------------------------------------
                                Series C     11/03/97     $27.78           --
                                             11/10/97     $17.45       $10.18*
                                             11/17/97     $17.10       $10.37*
                                             11/24/97     $17.47       $10.69*
                                             12/01/97     $16.57       $10.26*
                                             12/08/97     $17.78       $11.14*
                                             12/15/97     $14.57       $12.65*
                                             12/22/97     $16.06       $14.22*
                                             12/29/97     $15.81       $14.45*
                                              1/05/98     $19.47       $18.78**
                                              1/12/98     $18.37       $11.34**
                                              1/20/98         --       $  .58**
                                             10/13/98     $15.45       $13.05**
                                             10/19/98     $11.82       $10.06**
                                             10/26/98     $15.07       $12.92**
----------------------------------------------------------------------------------

* Of this distribution, 57.77% is subject to the 28% tax rate and 42.23% is subject to the 20% tax rate.
**    The entire distribution is subject to the 20% tax rate.

      Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol

MQT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a pro spectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16433-10/98

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